UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 26, 2020

iCAD, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-09341	02-0377419
(Commission File Number)	(IRS Employer Identification No.)

98 Spit Brook Road, Suite 100, Nashua, New Hampshire	03062
(Address of Principal Executive Offices)	(Zip Code)

(603) 882-5200

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	ICAD	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 26, 2020, iCAD, Inc. (the “Company”) amended the employment agreement of its Executive Chairman and Chief Executive Officer, and entered into new employment agreements with its other executive officers, as described below. The descriptions below are qualified in their entirety by reference to the full text of the agreements filed as Exhibits 10.1 through 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Michael Klein

On May 26, 2020, the Company and Michael Klein, the Company’s Executive Chairman and Chief Executive Officer, entered into an amendment to Mr. Klein’s employment agreement, dated January 13, 2020 (the “Original Agreement”). The amendments were not substantive to the terms of the Original Agreement, and were made to align certain procedural language in the termination provisions of the Original Agreement, primarily relating to the Discretionary Bonus (as defined therein), with those of the new employment agreements of the other Company executives described below.

Stacey Stevens

On May 26, 2020, the Company entered into an employment agreement with Stacey Stevens to continue serving as President of the Company. Pursuant to the employment agreement, Ms. Stevens’ compensation consists of an annual base salary of $323,000, a non-bonus eligible salary of $13,800 and a target annual incentive bonus of 45% of her base salary if the Company achieves goals and objectives determined by the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”).

Ms. Stevens is also entitled to customary benefits, including participation in employee benefit plans as well as a monthly automobile allowance. Ms. Stevens’ employment agreement provides that if her employment is terminated without “cause” or if she terminates her employment for “good reason” (as such terms are defined in Ms. Stevens employment agreement), in each case while she serves as President, then: (i) she will continue to receive an amount equal to her base salary for the 12 month period from the date of her termination; (ii) she will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of her termination; and (iii) she will receive continued health benefits for 12 months.

In the event that within 6 months of a “change in control” Ms. Stevens’ employment is terminated by the Company without “cause” while she serves as President, then (i) she will continue to receive an amount equal to her base salary for the period of 18 months from the date of her termination; (ii) she will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of her termination, and (iii) all unvested stock options and other equity awards granted by the Company will immediately vest and become exercisable and will remain exercisable for not less than 180 days thereafter.

R. Scott Areglado

On May 26, 2020, the Company entered into an employment agreement with R. Scott Areglado to continue serving as Chief Financial Officer of the Company. Pursuant to the employment agreement, Mr. Areglado’s compensation consists of an annual base salary of $240,000, and a target annual incentive bonus of 35% of his base salary if the Company achieves goals and objectives determined by the Compensation Committee.

Mr. Areglado is also entitled to customary benefits, including participation in employee benefit plans. Mr. Areglado’s employment agreement provides that if his employment is terminated without “cause” or if he terminates his employment for “good reason” (as such terms are defined in Mr. Areglado’s employment agreement), in each case while he serves as Chief Financial Officer, then: (i) he will continue to receive an amount equal to his base salary for the 12 month period from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination; and (iii) he will receive continued health benefits for 12 months.

In the event that within 6 months of a “change in control” Mr. Areglado’s employment is terminated by the Company without “cause” while he serves as Chief Financial Officer, then (i) he will continue to receive an amount equal to his base salary for the period of 18 months from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination, and (iii) all unvested stock options and other equity awards granted by the Company will immediately vest and become exercisable and will remain exercisable for not less than 180 days thereafter.

Jonathan Go

On May 26, 2020, the Company entered into an employment agreement with Jonathan Go to continue serving as Chief Technology Officer of the Company. Pursuant to the employment agreement, Mr. Go’s compensation consists of an annual base salary of $300,000, a non-bonus eligible salary of $10,200, and a target annual incentive bonus of 40% of his base salary if the Company achieves goals and objectives determined by the Compensation Committee.

Mr. Go is also entitled to customary benefits, including participation in employee benefit plans as well as a monthly automobile allowance. Mr. Go’s employment agreement provides that if his employment is terminated without “cause” or if he terminates his employment for “good reason” (as such terms are defined in Mr. Go’s employment agreement), in each case while he serves as Chief Technology Officer, then: (i) he will continue to receive an amount equal to his base salary for the 12 month period from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination; and (iii) he will receive continued health benefits for 12 months.

In the event that within 6 months of a “change in control” Mr. Go’s employment is terminated by the Company without “cause” while he serves as Chief Technology Officer, then (i) he will continue to receive an amount equal to his base salary for the period of 18 months from the date of his termination; (ii) he will receive the pro rata portion of any incentive bonus, if any, earned for the fiscal year of his termination, and (iii) all unvested stock options and other equity awards granted by the Company will immediately vest and become exercisable and will remain exercisable for not less than 180 days thereafter.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

10.1	Amendment to Employment Agreement, dated May 26, 2020, between iCAD, Inc. and Michael Klein
10.2	Employment Agreement, dated May 26, 2020, between iCAD, Inc. and Stacey Stevens
10.3	Employment Agreement, dated May 26, 2020, between iCAD, Inc. and R. Scott Areglado
10.4	Employment Agreement, dated May 26, 2020, between iCAD, Inc. and Jonathan Go

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

iCAD, INC. (Registrant)

By:	/s/ Michael Klein
Michael Klein Chief Executive Officer

Date: May 29, 2020